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                                                                    EXHIBIT 21.1

                   SUBSIDIARIES OF LAIDLAW INTERNATIONAL, INC.

         The following list sets forth subsidiaries of Laidlaw International, Inc. and the jurisdiction in which each subsidiary is organized. Parent subsidiary relations are indicated by indentations. Unless otherwise indicated, 100% of the voting securities of each subsidiary is owned by the indicated parent of such subsidiary.

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                                                                                               JURISDICTION IN
NAME                                                                                           WHICH ORGANIZED
----                                                                                           ---------------
Laidlaw International, Inc.                                                                      Delaware
         Laidlaw Transportation, Inc.                                                            Delaware
                  Laidlaw Transit Holdings, Inc.                                                 Delaware
                           Laidlaw Transit, Inc.                                                 Delaware
                                    Allied Bus Sales, Inc.                                       Indiana
                                    Chatham Coach Lines, Inc.                                    Delaware
                                    Laidlaw Transit Management Company, Inc.                     Pennsylvania
                                    S.C. Food Services (U.S.A.), Inc.                            Delaware
                           Laidlaw Transit Services, Inc.                                        Delaware
                                    SuTran, Inc.                                                 South Dakota
                                    Van Tran of Tucson, Inc.                                     Arizona
                                    Safe Ride Services, Inc.                                     Arizona
                  Laidlaw Medical Holdings, Inc.                                                 Delaware
                           American Medical Response, Inc.                                       Delaware
                           [subsidiaries on separate page]
                           EmCare Holdings Inc.& subsidiaries                                    Delaware
                                    EmCare, Inc.                                                 Delaware
                                    Spectrum Emergency Care of Delaware, Inc.                    Delaware
                  Laidlaw Transportation Holdings, Inc.                                          Delaware
                           Greyhound Lines, Inc.                                                 Delaware
                           [subsidiaries on separate page]
                           Hotard Coaches, Inc.                                                  Louisiana
                                    Gray Line of New Orleans, Inc. (50%)                         Louisiana
                                    Mississippi Coast Limousine, Inc.                            Mississippi
                           Interstate Leasing, Inc.                                              Mississippi
                  Concorde Adjusters, Inc.                                                       Delaware
                  Laidlaw One, Inc.                                                              Delaware
                  Laidlaw Transportation Management, Inc.                                        Ohio
                  National Insurance and Indemnity Corporation                                   Vermont
                  Laidlaw USA, Inc.                                                              New York
         Laidlaw International Finance Corporation                                               Ireland
         American National Insurance Corporation                                                 Barbados
                  First Transportation Indemnity Ltd.                                            Barbados
                  FTI Management Ltd.                                                            Barbados
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
         Greyhound Canada Transportation Corp.                                                   Ontario
                  A-1 Bus Line Pick-Up Ltd.                                                      British Columbia
                  Gray Coach Travel Inc.                                                         Ontario
                  1153931 Ontario Limited                                                        Ontario
                  Greyhound Courier Express Ltd.                                                 British Columbia
                  2026921 Ontario Limited                                                        Ontario
                  2026922 Ontario Limited                                                        Ontario
                  3554384 Canada Inc.                                                            Canada
                  3765105 Canada Inc.                                                            Canada
                  Voyageur Corp.                                                                 Canada
                  Marguerite Tours Ltd.                                                          British Columbia
                  The Gray Line of Victoria Ltd.                                                 Canada
                           British Double Decker Tours Ltd.                                      British Columbia
                           Victoria Tours Limited                                                British Columbia
                           Northland Bus Lines Ltd.                                              British Columbia
                           518841 Alberta Inc.                                                   Alberta
                                    367756 Alberta Inc.                                          Alberta
                           The Victoria Trolley Company Ltd.                                     British Columbia
                  Gray Line of Vancouver Holdings Ltd.                                           Canada
                           Gray Line Vacations Ltd.                                              British Columbia
                  GCTC Leasing Ltd.                                                              Alberta
                  Penetang-Midland Coach Lines Limited                                           Ontario
         Laidlaw Transit Ltd.                                                                    Ontario
                  Autobus Transco (1988) Inc.                                                    Quebec
                  Capital Bus Sales (1988) Limited                                               Ontario
                  Manhattan Equipment Supply Company Limited                                     Ontario
                  331001 Alberta Ltd.                                                            Alberta
                           Barrel Taxi Ltd.                                                      Alberta
                           Checker Cabs (Edmonton) Inc.                                          Alberta
                  3524302 Canada Inc.                                                            Canada
                           Athletic Injury Management Services Inc.                              Canada
                           MedTrans Medical Transportation Ltd.                                  Canada
                           Beaverton & District Ambulance Services Ltd.                          Ontario
                           Book Ambulance Service Ltd.                                           Ontario
                           Brant County Ambulance Service Limited                                Ontario
                           501781 Ontario Limited                                                Ontario
                           Canadian Medical Response (Nova Scotia) Ltd.                          Nova Scotia
                           Superior Ambulance (1986) Limited                                     Ontario
                  N.N. Lee K. Investments Ltd.                                                   Alberta
                  C. Seeley's Bus Lines Ltd.                                                     Ontario
                  S.C. Food Services (Canada) Inc.                                               Ontario
         Scott's Hospitality Limited                                                             England

[GREYHOUND LINES, INC.]
         Atlantic Greyhound Lines of Virginia, Inc.                                              Virginia
         Greyhound de Mexico, S.A. de C.V.  (99 %)                                               Mexico
         Greyhound Xpress Delivery, L.L.C.                                                       Delaware
         LSX Delivery, L.L.C.                                                                    Delaware
         Wilmington Union Bus Station Corporation                                                North Carolina
         GLI Holding Company                                                                     Delaware
                  Carolina Coach Company                                                         Virginia
                  Seashore Transportation Company                                                North Carolina
                  On Time Delivery Service, Inc.                                                 Minnesota
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
                  Rockford Coach Lines, L.L.C.                                                   Delaware
                  Texas, New Mexico, & Oklahoma Coaches, Inc.                                    Texas
                           T.N.M. & O Tours, Inc.                                                Texas
                  Valley Garage Company                                                          Texas
                  Valley Transit Co., Inc.                                                       Texas
                  Vermont Transit Co., Inc.                                                      Vermont

         Sistema Internacional de Transporte de Autobuses, Inc.                                  Delaware

[AMERICAN MEDICAL RESPONSE, INC.]

         Hank's Acquisition Corp.                                                                Alabama
                  Fountain Ambulance Service, Inc.                                               Alabama
                  MedLife Emergency Medical Service, Inc.                                        Alabama
         Florida Emergency Partners, Inc.                                                        Texas
         American Medical Response Northwest, Inc.                                               Oregon
         American Medical Response West                                                          California
                  Metropolitan Ambulance Service                                                 California
         American Medical Response of Inland Empire                                              California
                  Desert Valley Medical Transport, Inc.                                          California
         Golden Gate Associates                                                                  California
         San Francisco Ambulance Service, Inc.                                                   California
         Springs Ambulance Service, Inc.                                                         California
         American Medical Response of Colorado, Inc.                                             Delaware
                  International Life Support, Inc.                                               Hawaii
         Medevac MidAmerica, Inc.                                                                Missouri
         Medevac Medical Response, Inc.                                                          Missouri
         American Medical Response of Oklahoma, Inc.                                             Delaware
         American Medical Response of Texas, Inc.                                                Delaware
         Kutz Ambulance Service, Inc.                                                            Wisconsin
         American Medical Response Holdings, Inc.                                                Delaware
         American Medical Response Management, Inc.                                              Delaware
                  Regional Emergency Services LP                                                 Florida
         Mobile Medic Ambulance Service, Inc.                                                    Delaware
         Metro Ambulance Service, Inc.                                                           Delaware
         Metro Ambulance Service (Rural), Inc.                                                   Delaware
         Medic One Ambulance Services, Inc.                                                      Delaware
         American Medical Response of South Carolina, Inc.                                       Delaware
         American Medical Response of North Carolina, Inc.                                       Delaware
         American Medical Response of Georgia, Inc.                                              Delaware
                  Troup County Emergency Medical Services, Inc.                                  Georgia
         Randle Eastern Ambulance Service, Inc.                                                  Florida
         Medi-Car Systems, Inc.                                                                  Florida
                  Medi-Car Ambulance Service, Inc.                                               Florida
         American Medical Response of Tennessee, Inc.                                            Delaware
         Physicians & Surgeons Ambulance Service, Inc.                                           Ohio
         American Medical Response of Illinois, Inc.                                             Delaware
         Midwest Ambulance Management Company                                                    Delaware
         Paramed, Inc.                                                                           Michigan
                  Mercy Ambulance of Evansville, Inc.                                            Indiana
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
                  Tidewater Ambulance Service, Inc.                                              Virginia
         American Medical Response of Connecticut, Incorporated                                  Connecticut
         American Medical Response of Massachusetts, Inc.                                        Massachusetts
         American Medical Response Mid-Atlantic, Inc.                                            Pennsylvania
                  American Medical Response Delaware Valley, L.L.C.                              Delaware
         Ambulance Acquisition, Inc.                                                             Delaware
         Metro Ambulance Services, Inc.                                                          Georgia
         Broward Ambulance, Inc.                                                                 Delaware
         Atlantic Ambulance Services Acquisition, Inc.                                           Delaware
         Atlantic/Key West Ambulance, Inc.                                                       Delaware
         Atlantic/Palm Beach Ambulance, Inc.                                                     Delaware
         Seminole County Ambulance, Inc.                                                         Delaware
         LifeFleet Southeast, Inc.                                                               Florida
         American Medical Pathways, Inc.                                                         Delaware
                  ProvidaCare, L.L.C.                                                            Texas
         Adam Transportation Service, Inc.                                                       New York
         Associated Ambulance Service, Inc.                                                      New York
         Park Ambulance Service Inc.                                                             New York
         Five Counties Ambulance Service, Inc.                                                   New York
         Sunrise Handicap Transport Corp.                                                        New York
         Laidlaw Medical Transportation, Inc.                                                    Delaware
                  Mercy, Inc.                                                                    Nevada
                           American Investment Enterprises, Inc.                                 Nevada
                  LifeCare Ambulance Service, Inc.                                               Illinois
                  TEK, Inc.                                                                      Illinois
                  Mercy Life Care                                                                California
                  Hemet Valley Ambulance Service, Inc.                                           California
                  American Medical Response of Southern California                               California
                  Medic One of Cobb, Inc.                                                        Georgia
                  Puckett Ambulance Services, Inc.                                               Georgia
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